UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2008

KENTUCKY USA ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-141480	20-5750488
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

321 Somerset Road, Suite 1, London, KY	40741
(Address of principal executive offices)	(Zip code)

(606) 878-5987
(Registrant's telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 27, 2008 (The "Closing Date"), KY USA Energy, Inc. ("KY USA"), the wholly owned operating subsidiary of Kentucky USA Energy, Inc. (the "Company"), entered into a senior secured credit agreement dated as of June 25, 2008 (the "Credit Agreement") with NSES 12, LLC, a funding vehicle of New Stream Capital (the "Lender"), pursuant to which KY USA may borrow up to $10,000,000 in the aggregate, under certain conditions. Under the Credit Agreement, KY USA has borrowed $2,500,000 (the "Initial Loan") and may borrow up to an additional aggregate amount of $7,500,000 in installments of a minimum of $2,500,000 each (each, a "Development Loan" and together with the Initial Loan, the "Loans"), solely at the discretion of the Lender.  The proceeds of the Initial Loan amount, net after expenses of the transaction, including a $200,000 credit facility fee paid to the Lender and a $200,000 consulting fee paid to one consultant at closing, will be used by KY USA for ongoing working capital purposes, including the costs and expenses relating to the drilling of gas wells in the New Albany shale on KY USA's leasehold in western Kentucky.

The Loans will each bear interest at the rate of 12% per year on the outstanding principal amount thereof. Interest is payable in arrears on the first of each month beginning October 1, 2008. On the first of each month beginning October 1, 2008, KY USA will pay to the Lender eighty-five percent (85%) of its adjusted net cash flow (as defined in the Credit Agreement), which amount shall be applied first to pay certain expenses and fees of the Lender, including accrued and unpaid interest and the ORRI (defined below), and then against the outstanding principal on the Loans. All outstanding principal and interest on the Loans must be paid in full within three years of the Closing Date and may be prepaid without penalty at any time after the Closing Date upon three business days' prior written notice.

In addition to interest on the Loans, the Lender is entitled to a cost-free overriding royalty revenue interest (the "ORRI") equal to six percent (6%) of KY USA's working interest in all of its existing properties (the "Properties") and any properties acquired after the Closing Date, so long as the Lender funds the entire $10,000,000 aggregate amount. If, after the Initial Loan, the Lender declines to provide to KY USA a Development Loan, the Lender will be entitled to its ORRI only on the revenues derived from those wells drilled or being drilled as of the date the Lender declines to fund such Development Loan.

The Loans are secured by a perfected first mortgage lien on all of KY USA's oil and gas Properties owned as of the Closing Date and any additional properties acquired thereafter, including without limitation, KY USA's interests in the hydrocarbons produced and revenues derived from such properties, and are guaranteed by the Company.

In connection with the execution of the Credit Agreement, the Company agreed to subordinate to the Lender all obligations owed by KY USA to the Company. Additionally, the institutional investor that purchased the Company's $2,500,000 8% senior securied convertible note pursuant to a securities purchase agreement dated May 29, 2008 (the "SPA") (as more fully described in the Company's Form 8-K filed with Securities and Exchange Commission on June 4, 2008) agreed to subordinate its rights under the SPA to the Lender.

The Credit Agreement contains certain standard continuing covenants and agreements and requires KY USA to maintain certain financial ratios, collateral ratios and thresholds. Under the Credit Agreement, KY USA is subject to certain limitations with respect to its hedging transactions and, in addition, is required to enter into hedging transactions covering a certain percentage of its proved reserves.

The Term Note evidencing the Loans was issued pursuant to the exemption from the registration requirements of the federal securities laws provided by Section 4(2) of the Securities Act of 1933, as amended. No sales commissions were paid in connection with the issuance of the Note.

In connection with the execution of the Credit Agreement and to clarify KY USA's ownership interest in the Properties and, thus, KY USA's potential obligations to the Lender under the Credit Agreement, KY USA and K & D Energy, a Kentucky partnership and owner of certain rights in the Properties ("K&D"), entered into a Farm-Out Assignment of Correction dated as of June 18, 2008, correcting a prior Farm-Out Assignment dated as of October 4, 2007 and a Supplemental Farm Out Assignment dated as of December 10, 2007, each between KY USA and K&D. Each of these three Farm-Out Assignments along with a description of the Properties (Exhibit A to the Credit Agreement) is filed as an exhibit to this Form 8-K and is incorporated in this Item 1.01 by reference.

This summary description does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement and related documents, copies of which are filed as exhibits to this Form 8-K and incorporated in this Item 1.01 by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information required by Item 2.03 of this Form 8-K is set forth in Item 1.01 "Entry into a Material Definitive Agreement" above, the contents of which are incorporated by reference herein.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 27, 2008, Samuel L. Winer resigned as our Chief Financial Officer and director effective immediately. Mr. Winer did not have any disagreement with us on any matter relating to our operations, policies or practices.

On the same date, Charles M. Stivers was appointed our Interim Chief Financial Officer.

Mr. Stivers is a certified public accountant who, since 1990, has operated his own CPA firm, Charles M. Stivers, C.P.A., specializing in the oil and gas industry. Since 1998, Mr. Stivers has been president of Bowling Branch Investments, Inc., a private investment company. Mr. Stivers is currently a director of Miller Petroleum Inc., a publicly traded company, and serves as head of, and an "audit committee financial expert" for, Miller Petroleum's Audit Committee. He received a Bachelor of Science degree in Business Administration-Accounting from Eastern Kentucky University.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit No.	Exhibit Description

4.1	Form of Senior Secured Credit Agreement Between KY USA Energy, Inc. and NSES 12, LLC (the "Credit Agreement")

4.2	Form of $10,000,000 Term Note of KY USA Energy, Inc.

4.3	Form of Security Agreement between KY USA Energy, Inc. and NSES 12, LLC

4.4	Form of Leasehold Mortgage, Assignment of Production, Security Agreement and Financing Statement from KY USA Energy, Inc. to NSES 12, LLC

4.5	Form of Guarantee Agreement between Kentucky USA Energy, Inc. and NSES 12, LLC

4.6	Form of Subordination Agreement by and among Kentucky USA Energy, Inc., KY USA Energy, Inc. and NSES 12, LLC

4.7	Form of Subordination Agreement by and among 8% senior secured convertible note holder, KY USA Energy, Inc. and NSES 12, LLC

4.8	Form of Subordination Agreement by and among 8% senior secured convertible note holder, Kentucky USA Energy, Inc. and NSES 12, LLC

10.1	Form of Farm-Out Assignment of Correction by and between K & D Energy and KY USA Energy, Inc. dated June 18, 2008

10.2	Form of Farm-Out Assignment by and between K & D Energy and KY USA Energy, Inc. dated as of October 4, 2007

10.3	Form of Supplemental Farm-Out Assignment by and between K & D Energy and KY USA Energy, Inc. dated as of December 10, 2007

99.1	Press release issued by Kentucky USA Energy, Inc. on June 30, 2008

99.2	Exhibit A to the Credit Agreement, Description of Collateral

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kentucky USA Energy, Inc.

Dated: July 9, 2008	By:	/s/Steven D. Eversole
	Name:	Steven D. Eversole
	Title:	President